                                                                   EXHIBIT 10.29

                               SECURITY AGREEMENT

Inventory, Accounts,
Equipment and Other Property
-----------------------------------------------------------------

                                                      February 28, 2000

MFIC Corporation, a corporation organized under the laws of the State of Delaware with a principal office at 30 Ossipee Road, Newton, Massachusetts 02464 (hereinafter, the "Borrower"), and National Bank of Canada, a Canadian chartered bank, having a business address of One Federal Street, Boston, Massachusetts 02110, (hereinafter referred to as "Lender"), make this agreement in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

ARTICLE 1. GRANT OF SECURITY INTEREST

      1-1. To secure the Borrower's prompt, punctual, and faithful performance of all and each of the Borrower's Liabilities (as that term is defined herein) to the Lender, the Borrower hereby grants to the Lender a continuing security interest in and to the Lender, the following, and each item thereof, whether now owned or now due, or in which the Borrower has an interest, or hereafter, at any time in the future, acquired, arising, or to become due, or in which the Borrower obtains an interest, and all products, proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Lender may in the future be granted a security interest pursuant hereto, is referred to hereinafter as the "Collateral"):

            (a)   All Accounts and Accounts Receivable;

            (b)   All Inventory;

            (c)   All Contract Rights;

            (d)   All General Intangibles;

            (e)   All Equipment;

            (f)   All Goods;

            (g)   All Chattel Paper;

            (h)   All Fixtures;

            (i) All books, records, and information relating to the Collateral and/or to the operation of the Borrower's business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained;

            (j) All Investment Property, Instruments, Documents of Title, Documents, Deposit Accounts, policies and certificates of insurance, Securities, deposits, deposit accounts, money, cash, or other property;

            (k) All federal, state, and local tax refunds and/or abatements to which the Borrower is, or becomes entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds;

            (l) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates, arise out of any of the foregoing (a through k), or otherwise; and

            (m) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (a through l) including the right of stoppage in transit.

      1-2. The within grant of a security interest is in addition to, and supplemental of, any security interest previously granted by the Borrower to the Lender and shall continue in full force and effect applicable to all Liabilities until this Agreement is specifically terminated in writing by a duly authorized officer of the Lender.

      1-3. "Proceeds" include, without limitation, "Proceeds" as defined in the Uniform Commercial Code as adopted in Massachusetts (hereinafter, "UCC") and also insurance proceeds, and each type of property described in Sections 1-1(a) through and including 1-1(l).

ARTICLE 2. CERTAIN DEFINITIONS

      As herein used, the following terms have the following meanings:

      2-1. "Liability" and "Liabilities" shall have the meaning set forth in the Credit Agreement.

      2-2. "Credit Agreement" means that certain Revolving Credit and Term Loan Agreement of even date herewith by and between the Borrower and the Lender, and any extensions, renewals, substitutions, modifications, or replacements thereof.

      2-3. "Accounts" and "Accounts Receivable" include, without limitation, "accounts" as defined in the UCC, and also all: accounts, accounts receivable, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected, or repossessed Inventory (if any) the sale of which gave rise to any Account.

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      2-4. "Inventory" includes, without limitation, "inventory" as defined in the UCC and also all: goods, wares, merchandise, raw materials, work in process, finished goods, and all packaging, advertising, shipping material and documents related to any of the foregoing, and all labels, and other devices, names or marks affixed or to be affixed thereto for identifying or selling the same, and other personal property of every description held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Borrower, or used or consumed or to be used or consumed in the Borrower's business, and all goods of said description which are in transit, and all returned, repossessed and rejected goods of said description, and all such goods of said description which are detained from or rejected for entry into the United States, and all documents (whether or not negotiable) which represent any of the foregoing.

      2-5. "Contract Rights" includes, without limitation, any right to payment under a contract not yet earned by performance and not evidenced by an instrument or Chattel Paper.

      2-6. "General Intangibles" includes, without limitation, "general intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to the Borrower; credit memoranda in favor of the Borrower; warranty claims; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license fees; franchise fees; rights of admission; licenses; franchises; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; copyrights; trademarks, tradenames, service marks, patents, patent applications, patents pending, and other intellectual property; developmental ideas and concepts; proprietary processes; blueprints; drawings; designs; diagrams, plans, reports, charts; catalogs; manuals; technical data; computer programs, computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; proposals; costs estimates, and other reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by the Borrower or credit extended or services performed, by the Borrower, whether intended for an individual customer or the general business of the Borrower, or used or useful in connection with research by the Borrower.

      2-7. "Equipment" includes, without limitation, "equipment" as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrower's business.

      2-8. "Goods", "Chattel Paper", "Instruments", "Documents of Title", "Documents", "Investment Property", "Securities", "Fixtures", and "Account Debtors" each has the same meaning respectively given that term in the UCC.

      2-9. "Receivables Collateral" refers to that portion of the Collateral which consists of the Borrower's Accounts, Accounts Receivable, Contract Rights, General Intangibles, Chattel Paper, Instruments, Investment Property, Documents of Title, Deposit Accounts, Documents, Securities, letters of credit, and Banker's acceptances, and any rights to payment now held or in which the Borrower has an interest, or hereafter acquired, or in which the Borrower obtains an interest.

      2-10. "Event of Default" shall have the meaning set forth in the Credit Agreement.

      2-11. "Perfection Certificate" shall mean that certain Perfection Certificate of even date herewith from the Borrower in favor of the Lender.

      2-11. Any and all other capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

ARTICLE 3. REPRESENTATIONS, WARRANTIES AND COVENANTS

      3-1. The warranties and covenants set forth in the Credit Agreement are specifically incorporated herein by reference. The Borrower shall pay when due each Liability (or on demand if so payable) and promptly, punctually, and faithfully shall perform each Liability.

      3-2.  (a) The Perfection Certificate, constitutes a listing of

                  (i) all trade names and trade styles under which the Borrower presently conducts or ever conducted its business;

                  (ii) all legal names and legal statuses (such as a corporation or partnership) under which the Borrower ever conducted its business;

                  (iii) all entities and/or persons with whom the Borrower ever consolidated or merged, or from whom the Borrower ever acquired in a single transaction or in a series of related transactions substantially all of such entity's or person's assets.

            (b) Except upon not less than twenty-one (21) days prior written notice given the Lender, the Borrower will not undertake or commit to undertake any action such that the results of that action, if undertaken prior to the date of this Agreement, would have been reflected on the Perfection Certificate.

      3-3. The Collateral, and the books, records, and papers of Borrower pertaining thereto, are kept and maintained solely at the principal executive offices of Borrower stated above, and at those locations which are listed on the Perfection Certificate, which Perfection Certificate includes all service bureaus with which any such records are maintained. Except as provided for in the Credit Agreement, the Collateral will not be removed from said principal executive offices or those locations listed the Perfection Certificate.

      3-4. The Borrower authorizes the Lender to verify the Collateral or any portion thereof, including verification with Account Debtors, and/or with the Borrower's computer billing companies, collection agencies, and accountants and to sign the name of the Borrower on any notice to the Borrower's Account Debtors or on any notice relative to the verification of the Collateral.

      3-5. The Borrower shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such forms, for such periods, and written by such companies as may be satisfactory to the Lender. All such insurance shall provide for a minimum of twenty (20) days' written notice of cancellation to the Lender and all such insurance which covers the Collateral shall include such endorsement in favor of the Lender as the Lender may specify, including, without limitation, an endorsement which provides that the insurance, to the extent of the Lender's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of the Borrower or by the failure of the Borrower to comply with any warranty or condition of the policy. In the event of failure by the Borrower to provide and maintain insurance as herein provided, the Lender may, at its option, provide such insurance. The Borrower shall furnish to Lender certificates or other evidence satisfactory to the Lender concerning compliance by the Borrower with the foregoing insurance provisions. The Borrower shall advise the Lender of each claim made by the Borrower under any policy of insurance which covers the Collateral and will permit the Lender, at the Lender's option in each instance, to the exclusion of the Borrower, provided, however, that an Event of Default has occurred and is continuing, to conduct the adjustment of each such claim. Originals of all such policies shall be delivered to and held by the Lender. The Borrower hereby appoints the Lender as the Borrower's attorney exercisable after the occurrence and continuation of an Event of Default to obtain, adjust, settle, and cancel any insurance described in this section and to endorse in favor of the Lender any and all drafts and other instruments with respect to such insurance. The within appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender. The Lender shall not be liable on account of any exercise pursuant to said power except for any exercise in actual wilful misconduct, bad faith and gross negligence. The Lender may apply any proceeds of such insurance against the Liabilities, whether or not such have matured, in such order of application as the Lender may determine provided, however, if no Event of Default has occurred and is continuing, such insurance proceeds will be readvanced to the Borrower to make repairs and replace the destroyed asset.

      3-6. The Borrower promptly shall pay, as they become due and payable, all taxes and unemployment contributions and all other charges of any kind or nature levied, assessed, or claimed against the Borrower or the Collateral by any person or entity whose claim could result in a lien upon assets of the Borrower or by any governmental authority, as provided for in the Credit Agreement; properly shall exercise any trust responsibilities imposed upon the Borrower by reason of withholding from employees' pay; and timely shall make all contributions and other payments as may be required pursuant to any employee benefit plan now or hereafter established by the Borrower. At its option, in the event the Borrower has failed to do so, the Lender may, but shall not be obligated to, pay any taxes, unemployment contributions, and any and all other charges levied against or, assessed upon the Borrower or the Collateral by any person or entity or governmental authority, and make any contributions or other payments on account of the Borrower's employee benefit plan as the Lender, in the Lender's discretion, may deem necessary or desirable to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto. Any such amount expended by the Lender shall be added to the Liabilities.

      3-7. The Borrower shall not sell, offer to sell, lease, or otherwise transfer or dispose of the Collateral or any part thereof or any interest therein other than dispositions permitted under the Credit Agreement.

      3-8. The Borrower shall execute and deliver to the Lender such instruments and shall do all such things from time to time hereafter as the Lender may reasonably request to carry into effect the provisions and intent of this Agreement, to protect and perfect the Lender's security interest in and to the Collateral, and to comply with all applicable statutes and laws, and to facilitate the collection and/or enforcement of Collateral. Contemporaneous with the execution of this Security

Agreement, the Borrower shall execute all such instruments as may be required by the Lender with respect to the perfection of the security interests granted herein, including without limitation, financing statements in such form as the Lender may determine and to be filed in accordance with the provisions of the Uniform Commercial Code in such State or States as the Lender may determine, and applications for notation of the Lender as lienholder, mortgagee, or the like, on such certificates or similar instruments as may have been issued with respect to the Borrower's ownership of one or more items of the Collateral. A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section shall be sufficient for filing to perfect the security interests granted herein.

      3-9. Except as permitted pursuant to the Credit Agreement ,the Borrower shall
            (a) keep the Collateral in good order and repair;

            (b) not waste or destroy or suffer the waste or destruction of the Collateral or any part thereof; and

            (c) not use any of the Collateral in violation of any policy of insurance thereon.

      3-10. The Borrower shall not indirectly do or cause to be done any act which, if done directly by the Borrower, would breach any covenant contained herein or in any other agreement between the Borrower and the Lender.

      3-11. The within representations, covenants, and warranties are in addition to any others, previously, presently, or hereafter made by the Borrower to or with the Lender in any other instrument, document, or agreement.

ARTICLE 4. COLLECTION OF ACCOUNTS, ACCOUNTS RECEIVABLE, CONTRACT RIGHTS AND
           OTHER COLLATERAL

      4-1. Whether or not any Liabilities are then outstanding, the Borrower shall cause each of the Borrower's Account Debtors to forward all proceeds of the Receivables Collateral directly to a lock box, blocked account, or similar recipient designated by the Lender and over which the Lender has sole access and control, all as more particularly provided for in the Credit Agreement.

      4-2. In the event that, notwithstanding the provisions of this Article, the Borrower receives or otherwise has dominion and control of any Receivables Collateral, or any proceeds thereof such Receivables Collateral and proceeds thereof shall be held in trust by the Borrower for the Lender and shall not be commingled with any of the Borrower's other funds or deposited in any account of the Borrower other than as instructed by the Lender. The Borrower shall immediately turn over such Receivables Collateral to the Lender in the identical form received.

      4-3. The Lender shall apply all Receivables Collateral towards the Liabilities in accordance with the provisions of the Credit Agreement.

      4-4. At any time after the occurrence of an Event of Default has occurred hereunder,

            (a) The Lender may notify any of the Borrower's Account Debtors, either in the name of the Lender or the Borrower, to make payment directly to the Lender or such other address as may be specified by the Lender, and may advise any person of the Lender's security interest in and to the Collateral, and may collect directly from the obligors thereon, all amounts due on account of the Collateral; and

            (b) At the Lender's request, the Borrower will provide written notifications to any or all of the Borrower's Account Debtors concerning the Lender's security interest in the Collateral and will request that such Account Debtors forward payment thereof directly to the Lender.

      4-5. The Borrower hereby irrevocably constitutes and appoints the Lender as the Borrower's true and lawful attorney, (exercisable after an Event of Default has occurred hereunder and whether or not any notification has been given to the Borrower's account debtors pursuant to Section 4-4, above), with full power of substitution, to convert the Collateral into cash at the sole risk, cost, and expense of the Borrower, but for the sole benefit of the Lender. The rights and powers granted the Lender by the within appointment include but are not limited to the right and power to:

            (a) prosecute, defend, compromise, or release any action relating to the Collateral;

            (b) sign change of address forms to change the address to which the Borrower's mail is to be sent as the Lender shall designate; receive and open the Borrower's mail; remove any Collateral therefrom and turn over such mail (other than such Collateral) either to the Borrower, or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Borrower, or other legal representative of the Borrower whom the Lender determines to be the appropriate person to whom to so turn over such mail;

            (c) endorse the name of the Borrower in favor of the Lender upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of a same or different nature relating to the Collateral;

            (d) sign the name of the Borrower on any notice to the Borrower's Account Debtors or verification of the Receivables Collateral; sign the Borrower's name on any proof of claim in bankruptcy against Account Debtors, notices of lien, claims of mechanics liens, or assignments or releases of mechanics lien securing the Accounts;

            (e) take all such action as may be necessary to obtain the payment of any letter of credit of which the Borrower is a beneficiary;

            (f) repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower;

            (g) use, license, or transfer any or all General Intangibles of the Borrower;

            (h) sign and file or record any financing or other statement in order to perfect or protect the Lender's security interest in the Collateral.

      4-6. In connection with all powers of attorney included in this Agreement, the Borrower hereby grants unto the Lender full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Borrower might or could do, and hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement.

      4-7. The Lender shall not be obligated to do any of the acts or to exercise any of the powers authorized herein, but if the Lender elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Borrower except for the Lender's actual wilful misconduct, bad faith and gross negligence.

      4-8. All of the powers of attorney set forth in this Agreement shall not be affected by any disability or incapacity suffered by the Borrower and shall survive same. All powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender.

ARTICLE 5. RIGHTS AND REMEDIES UPON DEFAULT

      In addition to all of the rights, remedies, powers, privileges, and discretions which the Lender is provided prior to the occurrence of an Event of Default, the Lender shall have the following rights and remedies upon the occurrence of any Event of Default.

      5-1. Upon the occurrence of any Event of Default, as described above, and at any time thereafter, the Lender shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Lender shall have all of the following rights and remedies:

            (a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral; and/or

            (b)   To take possession of all or any portion of the Collateral;
                  and/or

            (c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Lender deems advisable and with or without the taking of possession of any of the Collateral.

            (d) To apply the Receivables Collateral or the proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

      5-2. Any sale or other disposition of the Collateral may be at a commercially reasonable public or private sale upon such terms and in such manner as the Lender deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Lender's disposition of the Collateral. The Lender may conduct any such sale or other disposition of the Collateral upon the Borrower's premises. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Lender shall provide the Borrower with such notice as may be practicable under the circumstances), the Lender shall give the Borrower ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Lender may purchase the Collateral, or any portion of it at any sale held under this Article.

      5-3. In connection with the Lender's exercise of the Lender's rights under this Article, the Lender may enter upon, occupy, and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender. The Lender shall not be required to remove any of the Collateral from any such premises upon the Lender's taking possession thereof, and may render any Collateral unusable to the Borrower. In no event shall the Lender be liable to the Borrower for use or occupancy by the Lender of any premises pursuant to this Article, nor for any charge (such as wages for the Borrower's employees and utilities) incurred in connection with the Lender's exercise of the Lender's Rights and Remedies.

      5-4. The Borrower hereby grants to the Lender a nonexclusive irrevocable license to use, apply, and affix any trademark, tradename, logo, or the like in which the Borrower now or hereafter has rights, such license being with respect to the Lender's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

      5-5. Upon the occurrence of any Event of Default, the Lender may require the Borrower to assemble the Collateral and make it available to the Lender at the Borrower's sole risk and expense at a place or places which are reasonably convenient to both the Lender and Borrower.

      5-6. The rights, remedies, powers, privileges, and discretions of the Lender hereunder (herein, the "Lender's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Lender in exercising or enforcing any of the Lender's Rights and Remedies shall operate as, or constitute a waiver thereof. No waiver by the Lender of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Lender's Rights and Remedies, and no other agreement or transaction, of whatever nature entered into between the Lender and the Borrower at any time, either express or implied, shall preclude any other exercise of the Lender's Rights and Remedies. No waiver by the Lender of any of the Lender's rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Lender's Rights and Remedies and all of the Lender's rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative, and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine. The Lender's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

ARTICLE 6. GENERAL

      6-1. The Borrower makes the following waivers knowingly, voluntarily, and intentionally, and understands that the Lender, in the establishment and maintenance of the Lender's relationship with the Borrower, is relying thereon.

            (a) The Borrower WAIVES notice of non-payment, demand, presentment, protest, and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

            (b) The Borrower, if entitled to it, WAIVES the right to notice and/or hearing prior to the exercise of any of the Lender's rights upon default.

            (c) THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTE, THE CREDIT AGREEMENT OR ANY OF THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER AGAINST NATIONAL BANK OF CANADA (AND NOT ITS SUCCESSORS AND ASSIGNS) IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

      6-2. The Lender shall have no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Lender and shall have no duty as to the preservation of rights against prior parties or of any other rights pertaining thereto.

      6-3. All notices and other correspondence required pursuant to this Agreement shall be in writing and shall delivered in accordance with Section 17 of the Credit Agreement.

      6-4. This Agreement shall be binding upon the Borrower and the Borrower's representatives, successors, and assigns and shall inure to the benefit of the Lender and its successors and assigns. In the event that the Lender assigns or transfers its rights under this Agreement in accordance with the provisions of the Credit Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the Lender hereunder and the Lender shall thereupon be discharged and relieved from its duties and obligations hereunder.

      6-5. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, and enforceability of such provision in any other instance, nor the validity, legality, or enforceability of any other provision of this Agreement.

      6-6. This Agreement and all other instruments executed in connection herewith incorporates all discussions and negotiations between the Borrower and the Lender, either express or implied, concerning the matters included herein and in such other instruments, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement or of any provision of any other agreement between the Borrower and the Lender is effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

      6-7. Without limiting the Borrower's obligations under Section 13 of the Credit Agreement, the Borrower shall pay on demand all Costs of Collection and all expenses of the Lender in connection with the preparation, execution, and delivery of this Agreement and of any other documents and agreements between the Borrower and the Lender, whether now existing or hereafter arising, and all other expenses which may be incurred by the Lender in preparing, amending or enforcing the terms and conditions of this Agreement and all other agreements, instruments, and documents related thereto or otherwise with respect to the Liabilities. The Borrower authorizes the Lender to pay all such expenses and, without notice, to charge the same to any account of the Borrower with the Lender.

      6-8. All amounts which the Lender may advance under this Agreement, shall be a Liability, shall be repayable to the Lender with interest at the default rate set forth in the Credit Agreement, on demand, and may be charged by the Lender to any account which the Borrower maintains with the Lender.

      6-9. This Agreement and all other instruments, documents, and papers which relate thereto which have been or may be hereinafter furnished the Lender may be reproduced by the Lender by any photographic, photostatic, microfilm, micro-card, miniature photographic, xerographic, or similar process, and the Lender may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

      6-10. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Borrower submits itself to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Agreement and the Borrower's relationship with the Lender.

      6-11. Except for the willful misconduct, bad faith or gross negligence of the Lender, the Borrower shall indemnify, defend, and hold the Lender harmless of and from any claim brought or threatened against the Lender by the Borrower, any guarantor or endorser of the Liabilities, or any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the Lender's relationship with the Borrower or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Lender with counsel of the Lender's selection, but at the expense of the Borrower). The within indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Lender in favor of the Borrower.

      6-12. This Agreement shall remain in full force and effect until specifically terminated in writing by a duly authorized officer of the Lender. Such termination by the Lender may be conditioned upon such further indemnifications provided to the Lender by or on behalf of the Borrower as the Lender may request. No termination pursuant to this Section 6-12 shall affect the indemnification provided in Section 6-11, above.

      6-13. The failure by the Borrower to perform all and singular the Borrower's obligations hereunder, will result in irreparable harm to the Lender for which the Lender will have no adequate remedy at law. Consequently, such obligations are specifically enforceable by the Lender.

      6-14. It is intended that

            (a) this Agreement take effect as a sealed instrument;

            (b) the security interests created by this Agreement attach to all of the Borrower's assets now owned or hereafter acquired which are capable of being subject to a security interest; and

            (c) the security interests created by this Agreement secure all Liabilities of the Borrower to the Lender, whether now existing or hereafter arising; and

            (d) all reasonable costs and expenses incurred by the Lender in connection with the Lender's relationship(s) with the Borrower shall be borne by the Borrower; and

            (e) the Lender's consent to any action of the Borrower which is prohibited unless such consent is given may be given or refused by the Lender in its sole discretion.

      6-15. The Borrower acknowledges having received a copy of the within Agreement.


ATTEST:                             MFIC CORPORATION
                                        (Borrower)

/s/ Jack M. Swig                    By: /s/ Irwin J. Gruverman
-------------------------               -----------------------------------
                                    Title: Chairman and CEO
                                    Print Name: Irwin J. Gruverman


                                    NATIONAL BANK OF CANADA
                                            (Lender)

                                    By: /s/ A. Keith Broyles
                                        ------------------------------------
                                        Title: Vice President

                                    By: /s/ Leonard J. Pellecchia
                                        ------------------------------------
                                        Title: Vice President